UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

 AMENDMENT NO. 1

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)

October 10, 2005

Terra Nostra Resources Corp.

(Exact name of registrant as specified in its charter)

Nevada

000-49631

86-0873500

(State or other jurisdiction

(Commission

(IRS Employer

of incorporation)

File Number)

Identification Number No.)

1000 – 1166 Alberni Street, Vancouver, BC

V6E 3Z3

(Address of principal executive offices)

(Zip Code)

Registrant's telephone number, including area code:  (604) 694-1110

 (Former name or former address, if changed since last report)

 Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)  Resignation of Accountant

On October 10 2005, the Board of Directors of TNR accepted the resignation of the TNR’s independent auditors, Schwartz Levitsky Feldman, SLR (“SLF”), who audited TNR's consolidated financial statements for the two most recent fiscal years ended December 31, 2004 and 2003.

During our two most recent fiscal years ended December 31, 2004 and 2003,  and during the interim period up through October 10, 2005,  there were (1) no disagreements between TNR and SLF on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure; (2) no reportable events as such term is defined by paragraph (a)(1)(iv) of Item 304 of Regulation S-B promulgated by the Securities and Exchange Commission ("Regulation S-B"); and (3) no matters identified by SLF involving internal control structures or operations which were considered to be material weaknesses.

SLF was given a copy of the Company’s original Form 8-k, and was provided the opportunity to furnish a letter with respect thereto prior to the filing of the Form 8-k.  The letter from SLF had not been received by the date of the original filing of this Form 8-K on October 12, 2005, and is therefore filed hereto as an exhibit to this amendment to the original 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following Exhibits are attached to this Form 8-K:

Exhibit 16.1

Letter from Schwartz Levitsky Feldman, SLR

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated at Vancouver, BC, Canada, this 15th day of November 2005.

TERRA NOSTRA RESOURCES CORP.

By:

/s/ Donald C. Nicholson

Name:  Donald C. Nicholson

Title:    Secretary